                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of report:  July 15, 1996



                Volkswagen Credit Auto Receivables Corporation
                ----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                   EXHIBITS


        Delaware                   33-80055                38-2748796
        --------                   --------                ----------

(State of incorporation)        (Commission File         (IRS Employer
                                   Number)               Identification No.)

                3800 Hamlin Road, Auburn Hills, Michigan 48326
                ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (810) 340-5000

                                      N/A
- --------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

               The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended June 30, 1996, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

        Designation             Description                  Method of Filing
        -----------             -----------                  ----------------
        Exhibit 20       Report for the month ended        Filed with this report.
                         June 30, 1996 provided to
                         Chemical Bank, as trustee
                         under the Volkswagen
                         Credit Auto Master Trust,
                         Series 1996-1

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                Volkswagen Credit Auto Master Trust



                                By: Volkswagen Credit Auto
                                      Receivables Corporation



                                By: /s/ Allen L. Strang
                                    --------------------------------